UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 20, 2009

Exact Name of Registrant as Specified in its Charter,
Commission	State of Incorporation, Address of Principal Executive	IRS Employer
File Number	Offices and Telephone Number	Identification No.

1-11607	DTE Energy Company (a Michigan corporation) One Energy Plaza Detroit, Michigan 48226-1279 313-235-4000	38-3217752
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
DTE Energy Company (the “Company”) is filing this Current Report on Form 8-K to reflect certain accounting changes with respect to the financial information contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 Form 10-K”), which was filed with the United States Securities and Exchange Commission (“SEC”) on February 27, 2009 and amended on March 13, 2009. Items 6, 7 and 8 of the 2008 Form 10-K have been updated to reflect the retrospective effects of the required adoption as of January 1, 2009 of SFAS 160, Noncontrolling Interests in Consolidated Financial Statements — an Amendment of ARB No. 51 (“SFAS No. 160”) and FSP EITF 03-6-1, Determining Whether Instruments Granted in Shared-Based Payment Transactions are Participating Securities (“FSP EITF 03-6-1”). Those Items are filed as Exhibits 99.1, 99.2 and 99.3, respectively, to this Current Report on Form 8-K. All other information in the 2008 Form 10-K remains unchanged. The information in this Form 8-K is not an amendment to or restatement of the 2008 Form 10-K.
This Current Report on Form 8-K does not reflect events or developments that occurred after February 27, 2009, and does not modify or update the disclosures in the 2008 Form 10-K in any way, other than as required to reflect the adoption of SFAS No. 160 and FSP EITF 03-6-1 as described below and set forth in the exhibits hereto, which are incorporated herein by reference. Without limiting the foregoing, this filing does not purport to update the Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2008 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management. The information in this Current Report on Form 8-K should be read in conjunction with the 2008 Form 10-K and all other documents filed by the Company with the SEC subsequent to February 27, 2009.
Noncontrolling Interests. In December 2007, the FASB issued SFAS No. 160, which requires the recognition of noncontrolling interests (formerly referred to as minority interests) as equity in the consolidated financial statements, separate from the parent’s equity, and requires the amount of consolidated net income attributable to the parent and to the noncontrolling interests to be clearly identified and presented on the face of the income statement. Under SFAS No. 160, changes in the parent’s ownership interest that leave control intact are accounted for as capital transactions (i.e., as increases or decreases in ownership), a gain or loss will be recognized when a subsidiary is deconsolidated based on the fair value of the noncontrolling equity investment (not carrying amount), and entities must provide sufficient disclosures that clearly identify and distinguish between the interests of the parent and of the noncontrolling owners. The Company adopted SFAS No. 160 prospectively on January 1, 2009, except for the presentation and disclosure requirements which must be applied retrospectively for all periods presented.
Participating securities. In June 2008, the FASB issued FSP EITF 03-6-1, according to which unvested share-based-payment awards that contain non-forfeitable rights to dividends or dividend equivalents are “participating securities” as defined in FSP EITF 03-6 and therefore should be included in computing earnings per share using the two-class method. The Company adopted FSP EITF 03-6-1 on January 1, 2009 and applied the new accounting retrospectively for all periods presented.

Item 9.01. Financial Statements and Exhibits.
       (d) Exhibits
23.1	Consent of Deloitte & Touche LLP

99.1	Item 6 from 2008 Form 10-K (Selected Financial Data)

99.2	Item 7 from 2008 Form 10-K (Management’s Discussion and Analysis of Financial Condition and Results of Operations)

99.3	Item 8 from 2008 Form 10-K (Financial Statements and Supplementary Data)
Forward-Looking Statements:
This Form 8-K contains forward-looking statements that are subject to various assumptions, risks and uncertainties. It should be read in conjunction with the “Forward-Looking Statements” section in DTE Energy’s 2008 Form 10-K and its 2009 quarterly reports on Form 10-Q (which sections are incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy that discuss important factors that could cause DTE Energy’s actual results to differ materially. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this report as a result of new information or future events or developments.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 20, 2009

DTE ENERGY COMPANY (Registrant)
/S/ DAVID E. MEADOR
David E. Meador
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

23.1	Consent of Deloitte & Touche LLP

99.1	Item 6 from 2008 Form 10-K (Selected Financial Data)

99.2	Item 7 from 2008 Form 10-K (Management’s Discussion and Analysis of Financial Condition and Results of Operations)

99.3	Item 8 from 2008 Form 10-K (Financial Statements and Supplementary Data)

5